UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 6, 2005

TRONOX INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

1-32669

(Securities Exchange Act of 1934

File Number)

Delaware	2810	20-2868245
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102
(405) 270-1313
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Roger G. Addison, Esq.
Vice President, General Counsel and Secretary
Tronox Incorporated
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102
(405) 270-1313
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

                On Monday, November 28, 2005, Tronox Incorporated (“Tronox”) consummated the initial public offering of 17,480,000 shares of Tronox Class A common stock. In connection with the initial public offering, Tronox executed several agreements related to the offering, the forms of which were filed as exhibits to its registration statement on Form S-1 (Registration Statement No. 333-125574), which was declared effective by the SEC on Monday, November 21, 2005. This Form 8-K is being filed to file with the SEC final, executed versions of the agreements that were previously filed with the registration statement. In addition, Tronox is filing as exhibits to this Form 8-K its Amended and Restated Certificate of Incorporation, and its Amended and Restated Bylaws.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

2.1	Master Separation Agreement, dated as of November 28, 2005, among Kerr-McGee Corporation , Kerr-McGee Worldwide Corporation, and Tronox Incorporated
3.1	Amended and Restated Certificate of Incorporation of Tronox Incorporated
3.2	Amended and Restated Bylaws of Tronox Incorporated
4.1	Rights Agreement, dated as of November 7, 2005 between Tronox Incorporated and UMB Bank, N.A., as Rights Agent
10.1	Registration Rights Agreement, dated as of November 28, 2005, between Kerr-McGee Corporation and Tronox Incorporated
10.2	Transitional License Agreement, dated as of November 28, 2005, among Kerr-McGee Worldwide Corporation and Tronox Incorporated
10.3	Tax Sharing Agreement, dated as of November 28, 2005, among Kerr-McGee Corporation and Tronox Incorporated
10.4	Employee Benefits Agreement, dated as of November 28, 2005, among Kerr-McGee Corporation and Tronox Incorporated
10.5	Transition Services Agreement, dated as of November 28, 2005, among Kerr-McGee Corporation, Kerr-McGee Worldwide Corporation, and Tronox Incorporated
10.6	Credit Agreement, dated as of November 28, 2005, among Tronox Incorporated, Tronox Worldwide LLC and Lehman Brothers Inc. and Credit Suisse
10.7	Indenture, dated as of November 28, 2005, among Tronox Worldwide LLC, Tronox Finance Corp. and Citibank, N.A.
10.8

Exchange and Registration Rights Agreement among Tronox Worldwide LLC and Tronox Finance Corp. as Issuers, the Guarantors and Lehman Brothers Inc. and Credit Suisse First Boston LLC, as Representatives of the Several Initial Purchasers

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

	By:	/ s / Roger G. Addison
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: December 7, 2005